Exhibit 32.2

                        CERTIFICATION OF PERIODIC REPORT

I, R. B. Harris, Director of InstaPay Systems, Inc. (the "Company" ), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) the Quarterly Report on Form 10-QSB of the Company for the three months ended March 31, 2004 (the " Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 23, 2004

                                        /s/ R.B. Harris
                                        ----------------------------------------
                                        R. B. Harris,
                                        Principal Accounting Officer


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